UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 29, 2025

Date of Report (Date of earliest event reported)

Lakeshore Acquisition III Corp.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42623	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917)327-9933

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	LCCC	The Nasdaq Global Market
Rights	LCCCR	The Nasdaq Global Market
Units	LCCCU	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2025, Lakeshore Acquisition III Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), which includes full exercise of the underwriter’s over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one right that entitles the holder thereof to receive one-sixth (1/6) of one Ordinary Share upon consummation of the Company’s initial business combination (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $69,000,000.

Of the net proceeds of the IPO and the sale of the Private Placement Units (as defined below), $69,000,000 has been deposited into a U.S. based trust account at Wilmington Trust, National Association, with Wilmington Trust, National Association acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the proceeds from the IPO and the sale of the Private Placement Units held in the trust account will not be released from the trust account until the earliest to occur of: (1) completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within the completion window of 15 months from the closing date of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the public shares if the Company has not completed an initial business combination within the completion window, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-286395) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2025 (as amended, the “Registration Statement”):

•

Underwriting Agreement, dated April 29, 2025, by and between the Company and A.G.P./Alliance Global Partners, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	Rights Agreement, dated April 29, 2025, by and between the Company and VStock Transfer, LLC as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
•

Letter Agreement, dated April 29, 2025, by and among the Company, RedOne Investment Limited (the “Sponsor”) and the Company’s officers and directors, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

Investment Management Trust Agreement, dated April 29, 2025, by and between the Company and Wilmington Trust, National Association as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	Registration Rights Agreement, dated April 29, 2025, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•

Indemnity Agreements, each dated as of April 29, 2025, by and amongst the Company and the officers and directors of the Company, a form of which is attached as Exhibit 10.4, and incorporated herein by reference.

•

Private Placement Securities Subscription Agreement, dated April 29, 2025, by and between the Company and RedOne Investment Limited, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which the Sponsor purchased 280,000 private units (the “Private Placement Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,800,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units are subject to certain transfer restrictions. The Private Placement Units may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until the completion of the Company’s initial business combination. The holders of the Private Placement Units were granted certain demand and piggyback registration rights in connection with the Private Placement.

The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of May 1, 2025, a total of $69,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 1, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 7.01 Other Events.

On April 29, 2025, the Company issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On May 1, 2025, the Company issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

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Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 29, 2025, by and between the Company and A.G.P./Alliance Global Partners, as representatives of the underwriters

4.1	Rights Agreement, dated April 29, 2025, by and between the Company and VStock Transfer, LLC

10.1	Letter Agreement, dated April 29, 2025, by and among the Company, its Sponsor and its officers and directors

10.2	Investment Management Trust Agreement, dated April 29, 2025, by and between the Company and Wilmington Trust, National Association

10.3	Registration Rights Agreement, dated April 29, 2025, by and among the Company and certain security holders

10.4	Form of Indemnity Agreement, dated as of April 29, 2025, by and between the Company and each of the officers and directors of the Company

10.5	Private Placement Securities Subscription Agreement by and between the Company and RedOne Investment Limited

99.1	Press Release dated April 29, 2025

99.2	Press Release dated May 1, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2025

LAKESHORE ACQUISITION III CORP.

By:	/s/ Deyin (Bill) Chen
Name:	Deyin (Bill) Chen
Title:	Chief Executive Officer

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